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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):                 April 16, 2003



                                DOVER CORPORATION
             (Exact name of registrant as specified in its charter)



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
           STATE OF DELAWARE                          1-4018                   53-0257888
      (State or other jurisdiction                  (Commission               (IRS Employer
           of incorporation)                       File Number)            Identification No.)



     280 Park Avenue, New York, NY                                                10017
(Address of principal executive offices)                                        (Zip Code)


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Registrant's telephone number, including area code:               (212) 922-1640


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Item 9.  Regulation FD Disclosure

         On April 16, 2003, Dover Corporation issued a press release announcing the Company's first quarter 2003 earnings. A copy of the press release is attached as Exhibit 99.1.

         This information furnished under "Item 9. Regulation FD Disclosure" is intended to be furnished under "Item 12. Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216.

         The information in this Form 8-K and the attached Exhibit shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.


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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DOVER CORPORATION
                                          (Registrant)


Date: April 17, 2003                    By: /s/Joseph W. Schmidt
                                            -----------------------------------
                                            Joseph W. Schmidt, Vice President,
                                            General Counsel & Secretary


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                                  EXHIBIT INDEX



EXHIBIT NO.                DESCRIPTION
-----------                -----------

99.1 Press Release of April 16, 2003, announcing the first quarter consolidated earnings for Dover Corporation.


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